EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ALCO, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2016 (the "Report"), I, Andrew Liu, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: August 15, 2016

By:	/s/ Andrew Liu
Andrew Liu
CEO and Chairman